UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 29, 2014
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INFORMATICA CORPORATION
(Exact name of Registrant as specified in its charter)
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State of Delaware (State or other jurisdiction of	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer
incorporation or organization)		Identification Number)

2100 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices)

(650) 385-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Termination of Rule 10b5-1 Trading Plan

On July 29, 2014, Sohaib Abbasi, the chairman and chief executive officer of Informatica Corporation (“Informatica”) terminated his previously disclosed trading plan for the sale of shares of Informatica’s common stock (the “10b5-1 Trading Plan”). Mr. Abbasi terminated his 10b5-1 Trading Plan at the request of Informatica, based on feedback from stockholders and employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	July 29, 2014	INFORMATICA CORPORATION

		By:	/s/ EARL E. FRY
Earl E. Fry
Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support and Services